KPMG Peat Marwick LLP
4200 Norwest Center
90 South Seventh Street
Minneapolis, MN 55402



                          INDEPENDENT AUDITORS' CONSENT
                          -----------------------------

The Board of Trustees
Voyageur Investment Trust II:


We consent to the use of our report incorporated by reference herein and to the reference to our firm under the heading "FINANCIAL STATEMENTS AND EXPERTS" in Part A of this Registration Statement.



                                        KPMG Peat Marwick LLP



Minneapolis, Minnesota
March 19, 1996